UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2004

Price Legacy Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-20449	33-0628740
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17140 Bernardo Center Drive, Suite 300, San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 675-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

                On December 10, 2004, Price Legacy Corporation announced that it and the other defendants have entered into a memorandum of understanding regarding the settlement of putative class action lawsuits filed in California and Maryland in connection with the proposed acquisition of Price Legacy by PL Retail LLC.  In connection with the settlement, Price Legacy will be mailing to its stockholders a proxy statement supplement that includes certain additional disclosures. A copy of the press release issued by Price Legacy on December 10, 2004, announcing the signing of a memorandum of understanding is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.   Financial Statements and Exhibits.

                (c)  Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Price Legacy Corporation on December 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICE LEGACY CORPORATION

Date December 10, 2004
	By:	/s/ Jeffrey R. Fisher
Name: Jeffrey R. Fisher
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by Price Legacy Corporation on December 10, 2004.